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                                                                    EXHIBIT 99.1

                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                       OF THE SARBANES-OXLEY ACT OF 2002

           NOT FILED PURSUANT TO THE SECURITIES EXCHANGE ACT OF 1934

     In connection with the Quarterly Report of Friedman Industries, Incorporated (the "Company") on Form 10-Q for the period ending September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jack Friedman, Chairman of the Board and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirement of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 13, 2002

                                            By /s/ JACK FRIEDMAN
                                            ------------------------------------
                                                Name: Jack Friedman
                                                Title:  Chairman of the Board
                                                        and Chief Executive
                                                        Officer